                                                                Exhibit 10.2

                                 AMENDMENT NO. 1
                                TO LOAN AGREEMENT

Pursuant to Section 8.7 of the Loan  Agreement,  this Amendment No.1 to the Loan
Agreement  dated as of April 10, 2000,  is hereby  amended as of May 22, 2001 as follows:

The definition of "Termination Date" set forth in Section 1, Definitions, of the
Loan Agreement is hereby deleted in its entirety and replaced with the following definition to read as follows:

     "Termination  Date" means December 31, 2003,  unless extended or terminated earlier pursuant to Section 2.4 of the Agreement.

IN WITNESS WHEREOF,  each of the parties hereto has duly executed or caused this
Amendment  No. 1 to be duly executed by its  authorized  officers as of the date and year first written above.

                                             BORROWER:

                                             /S/ Anthony M. Marlon, M.D.
                                             Anthony M. Marlon, M.D.

                                             LENDER:

                                             SIERRA HEALTH SERVICES, INC.

                                             By:    /S/ Frank Collins
                                             Title: Sr. Vice President, Legal
                                                    and Administration